YEAR 2000 ISSUES (UNAUDITED)

  The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund' s other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to provide you with this report on the Dreyfus New York Insured Tax Exempt Bond Fund for the 12-month period ended December 31, 1998. Your Fund produced a total return, including share price changes and dividend income generated, of 5.38%,* and a tax-free distribution rate per share of 4.24%.**

ECONOMIC REVIEW

  During 1998, the main regions of the world had very different economic fundamentals. The U.S. entered the year with a strong economy near full employment, with unemployment only slightly above 4%. The tight labor market led the Federal Reserve Board to contemplate a rise in interest rates early in the year, but world economic weakness generated powerful enough disinflationary forces that the Fed acted instead to ease credit beginning in September. After many years of subpar economic growth, continental Europe moved into a sustained economic expansion. The overall European economy benefited as interest rates in peripheral countries such as Spain and Italy fell, approaching the lower levels established by Germany, on the eve of currency unification. Unlike the U.S., Europe has substantial excess capacity of productive plant and labor. In Asia, weak economies were pervasive as a result of a financial crisis. The Latin American economies weakened in turn as the financial stresses spread throughout that region. On balance, there was a substantial weakening of the world economy over the course of 1998 moderated mainly by the American consumer's role as "spender of last resort."

A main influence on the U.S. economy during the year was the foreign financial crisis and consequent cooling of the world economy. The positive effects hit first. Actual inflation and expected inflation dropped, causing a decline in long-term Treasury bond yields and mortgage rates. This caused a boom in housing. The fall in inflation left more of the growth in consumer income with which to buy goods and services. Thus, consumers benefited from a combination of good growth in income after inflation, a strong labor market and increases in the prices of assets they owned, including bonds, stocks and real estate. In a sense, 1998 was a year of disinflationary boom in the U.S., as above-trend economic growth coincided with negligible inflation.

  The negative effect of Asian weakness was felt in the industrial sector more than in the consumer sector. Corporate profits weakened, especially in sectors affected by the Asian crisis such as world-traded commodities (oil, metals and
paper)    and    exports.

  Evidence of a weaker world economy accumulated during 1998 as the financial stresses continued. A worsened financial crisis occurred between the Russian default in mid-August and the fallout from the Long Term Capital Management hedge fund crisis through early October. However, energetic steps were taken to stabilize the Japanese banks, design a support package for Brazil, ease monetary policy, and help overinvested financial institutions rebuild their cash reserves. Indications of a calming of financial fears were evident in the final months of the year. In any case, there appears to have been a shift in the priorities of key policymakers from fighting potential inflation to restimulating future world economic growth.

  The global economy survived a triple financial crisis in 1998 from Japan, emerging market countries and overextended financial institutions. Excess capacity persists in many worldwide industries after years of high capital spending followed by the onset of a worldwide weakening in demand. Fortunately, the U.S. has led the world in making the transition away from the old manufacturing industries to the new growth industries, such as biotechnology, software, computer hardware and the Internet. This contributed to the favorable combination of low unemployment and low inflation in the U.S., and may yet lead toward more efficient allocation of capital elsewhere in the world.

  As 1998 ended, interest rates set by central banks remained in a downtrend in most parts of the world including Europe and the U.S. A similar trend had even begun in many emerging countries, as the stresses of financial crisis relax.

MARKET COMMENTARY

In calendar year 1998, municipal prices moved upward on a nearly uninterrupted track from month to month. The environment for fixed-income securities was constructive generally, and that was reflected in municipal prices. The positive atmosphere was largely attributable to continued low inflation and low interest rates contained within a strong U.S. economy. Other factors at work included the emphatic movement toward lower rates created by the flight-to-quality buying of U.S. Treasury securities which began with the unfolding global currency and economic crises. Municipal interest rates trended downward along with Treasuries' , although not to the same extent. During the year, buyers of municipals were given comfort from a credit standpoint by the continued strength of the U.S. economy, whose fiscal benefits extended to the treasuries of states, cities, and beyond. A good measure of the willingness of investors to buy municipals, and the ease with which municipalities felt new debt could be sold even in a lower interest rate environment, can be seen in the near record breaking volume of new bonds issued during the year. A total of $284 billion in bonds was issued in 1998, just $8 billion less than in the record-breaking year of 1993. The issuance of new bonds is not usually evenly dispersed across the country, and in 1998 it was often difficult to locate desirable paper to purchase in several states. That sizable new issue calendar, combined with global events and the effects of a dramatic stock market, made for volatile trading sessions occasionally. As Treasury prices escalated in the face of global turmoil, municipal yields vis-a-vis Treasury yields became increasingly attractive. Historically, when long-term municipals yielded 80% to 85% of the yields available on Treasuries with comparable maturities, they were considered to be good values. For much of 1998, the ratio hovered near 100%, and even today
is    at    95%   .

PORTFOLIO OVERVIEW

Activity in the Fund's portfolio during the past year has been directed toward structuring the portfolio for improved investment performance within a dynamic market environment. The Fund sold securities which either had met our price objectives, or which provided funds to reemploy in what we expected would be more rewarding situations. In the process, we established more diversity in the portfolio, which provided enhanced liquidity. Early in the year, we took a constructive approach with regard to the municipal bond market, and we maintained that viewpoint through the year. As a result, we concluded that the portfolio should not be locked into a defensive investment stance, but instead should hold securities which might appreciate in price with the declines in interest rates which we thought were likely to develop during the year; subsequently, we established greater convexity in the portfolio, which contributed positively to the investment results of 1998. The portfolio's duration, or sensitivity to changes in interest rates, was also managed carefully throughout the year so that it would stay in tune with our market outlook. We hope that you are pleased with the investment performance, shown above, which resulted from our management of your Fund.

               Very truly yours,


               [Richard J. Moynihan signature]


               Richard J. Moynihan

               Director, Municipal Portfolio Management

               The Dreyfus Corporation

January 15, 1999

New York, N.Y.

*Total  return  includes  reinvestment of dividends and any capital gains paid.
Income may be subject to state and local income taxes for non-New York residents.

**Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the net asset value per share at the end of the period, adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND               DECEMBER 31, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS NEW YORK INSURED
       TAX EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

                                    Dollars

$22,025

Lehman Brothers Municipal Bond Index*

$19,555

Dreyfus New York Insured  Tax Exempt Bond Fund

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                      One Year Ended                   Five Years Ended                  Ten Years Ended

                     December 31, 1998                 December 31, 1998                December 31, 1998
                    ___________________                ___________________              ___________________
                            5.38%                            4.49%                            6.94%
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus New York Insured Tax Exempt Bond Fund on 12/31/88 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.

The Fund invests primarily in New York municipal securities, which are insured as to the timely payment of principal and interest by recognized insurers of municipal securities. The Fund's performance shown in the line graph takes into account fees and expenses. The Lehman Brothers Municipal Bond Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Lehman Brothers Municipal Bond Index, unlike the Fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall; however, the bonds in the Index generally are not insured. These factors can contribute to the Index potentially outperforming or underperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                    DECEMBER 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments--98.2%                                                              Amount            Value
-------------------------------------------------------                                          ____________     _____________
New York--94.9%

Development Authority of the North Country,

   Solid Waste Management System Revenue, Refunding 6%, 5/15/2015 (Insured; FSA) . . . . .     $    2,260,000    $    2,589,146

Islip Resource Recovery Agency, RRR 6.125%, 7/1/2013 (Insured; AMBAC). . . . . . . . . . .          1,425,000         1,565,989

Metropolitan Transportation Authority,

  Transit Facilities Revenue:

       6.50%, 7/1/2018 (Insured; FGIC) (Prerefunded 7/1/2002)(a) . . . . . . . . . . . . .          4,000,000         4,439,800

       4.75%, 7/1/2026 (Insured: FGIC) . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         1,909,900

Nassau County Industrial Development Agency,

  Civic Facility Revenue, Refunding (Hofstra University Project)

   4.75%, 7/1/2028 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         1,907,000

New York City:

   6%, 8/1/2007 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,256,040

   5.375%, 6/1/2013 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,825,000         4,050,637

   7.25%, 3/15/2018 (Insured; FSA) . . . . . . . . . . . . . . . . . . . . . . . . . . . .          1,000,000         1,059,680

New York City Municipal Water Finance Authority, Water and Sewer System Revenue

   6.20%, 6/15/2021 (Insured; AMBAC) (Prerefunded 6/15/2002) (a)   . . . . . . . . . . . .          2,000,000         2,188,340

New York State Dormitory Authority

  LR:

       (Municipal Health Facilities Improvement Program) 4.75%, 1/15/2029 (Insured; FSA) . .        2,000,000         1,900,300

   Revenue:

       (City University):

          5.35%, 7/1/2009 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,444,300

          6.30%, 7/1/2024 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . .          2,800,000         3,134,320

       (Ithaca College) Refunding 6.25%, 7/1/2021 (Insured; MBIA) (Prerefunded 7/1/2001) (a) . .    2,000,000         2,164,480

       (Mount Sinai School of Medicine):

          5.15%, 7/1/2024 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . .          5,765,000         5,982,110

          Refunding 6.75%, 7/1/2009 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . .          3,000,000         3,272,850

       (New York and Presbyterian Hospital) Refunding 4.75%, 8/1/2027 (Insured; AMBAC) . .          3,000,000         2,849,280

       (St. John's University) 4.75%, 7/1/2028 (Insured; MBIA) . . . . . . . . . . . . . .          5,250,000         5,005,875

New York State Energy Research and Development Authority, Revenue:

  Facilities (Con Edison Co. of New York Inc. Project)

       6.375%, 12/1/2027 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,343,250

   Pollution Control, Refunding (Niagara Mohawk Power Corp.)

       6.625%, 10/1/2013 (Insured; FGIC) . . . . . . . . . . . . . . . . . . . . . . . . .          4,500,000         4,885,965

New York State Local Government Assistance Corp., Refunding

   5.50%, 4/1/2017 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,411,150

New York State Medical Care Facilities Finance Agency,

  Revenue:

       (Aurelia Osborn Fox Memorial Hospital) 6.50%, 11/1/2019 (Insured; FSA)  . . . . . .          1,000,000         1,082,270

       (Hospital and Nursing Home) 6.125%, 2/15/2015 (Insured; MBIA) . . . . . . . . . . .          4,000,000         4,390,240

       (Mental Health Service Facilities Improvement):

          6.25%, 8/15/2018 (Insured; AMBAC) (Prerefunded 2/15/2002) (a)  . . . . . . . . .          4,340,000         4,746,094

          6.25%, 8/15/2018 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . .            345,000           373,362

       (Sisters of Charity Hospital) 6.625%, 11/1/2018 (Insured; AMBAC)  . . . . . . . . .          2,000,000         2,171,160

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount            Value
-------------------------------------------------------                                          ____________     _____________

New York (continued)

New York State Mortgage Agency, Revenue (Homeownership Mortgage)

   6.45%, 10/1/2017 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    1,000,000    $    1,088,930

New York State Urban Development Corp., Revenue

  (Correctional Facilities):

       4.75%, 1/1/2028 (Insured; AMBAC)  . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         2,857,170

       Refunding 5.50%, 1/1/2014 (Insured; FSA)  . . . . . . . . . . . . . . . . . . . . .          3,000,000         3,285,120

Port Authority of New York and New Jersey:

   5.80%, 11/1/2010 (Insured; FGIC)  . . . . . . . . . . . . . . . . . . . . . . . . . . .          7,160,000         7,777,980

   6.25%, 1/15/2027 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .          2,000,000         2,131,360

   Special Obligation Revenue (JFK International Air Terminal Project)

       6.25%, 12/1/2013 (Insured; MBIA)  . . . . . . . . . . . . . . . . . . . . . . . . .          5,000,000         5,857,050

Triborough Bridge and Tunnel Authority:

   General Purpose Revenues 6.125%, 1/1/2021 (Insured; CMAC) . . . . . . . . . . . . . . .          2,000,000         2,335,080

   Special Obligation Refunding:

       6%, 1/1/2015 (Insured; AMBAC) (Prerefunded 1/1/2002) (a)  . . . . . . . . . . . . .          3,260,000         3,524,060

       6%, 1/1/2015 (Insured; AMBAC) . . . . . . . . . . . . . . . . . . . . . . . . . . .            740,000           791,201

       4.75%, 1/1/2024 (Insured; MBIA) . . . . . . . . . . . . . . . . . . . . . . . . . .          3,000,000         2,870,940

Yonkers 5.125%, 8/1/2009 (Insured; AMBAC). . . . . . . . . . . . . . . . . . . . . . . . .          3,125,000         3,322,281

U.S. Related--3.3%

Puerto Rico Electic Power Authority, Power Revenue

  5.40%, 7/1/2013 (Insured; MBIA). . . . . . . . . . . . . . . . . . . . . . . . . . . . .          3,700,000         3,986,898
                                                                                                                  _____________

TOTAL INVESTMENTS (cost $112,840,743). . . . . . . . . . . . . . . . . . . . . . . . . . .              98.2%      $119,951,608

                                                                                                      _______     _____________

CASH AND RECEIVABLES (NET) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               1.8%    $    2,172,756
                                                                                                      _______     _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             100.0%      $122,124,364
                                                                                                      _______     _____________

Summary of Abbreviations
-----------------------------------------------------------------------------

AMBAC       American Municipal Bond Assurance Corporation           LR          Lease Revenue

CMAC        Capital Market Assurance Corporation                    MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                   Insurance Corporation

FSA         Financial Security Assurance                            RRR         Resources Recovery Revenue

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch                or            Moody's             or            Standard & Poor's              Percentage of Value
_____                              ________                          __________________            ____________________

AAA                                Aaa                               AAA                                100.0%
                                                                                                       _______

Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) At December 31, 1998, 27.6% of the Fund's net assets are insured by AMBAC and 34.3% are insured by MBIA.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1998

                                                                                                    Cost              Value
                                                                                                 ____________      ____________
ASSETS:                          Investments in securities--See Statement of Investments . .     $112,840,743      $119,951,608

                                 Cash  . . . . . . . . . . . . . . . . . . . . . . . . . .                              168,789

                                 Interest receivable . . . . . . . . . . . . . . . . . . .                            2,152,865

                                 Prepaid expenses  . . . . . . . . . . . . . . . . . . . .                                8,497
                                                                                                                  _____________

                                                                                                                    122,281,759

                                                                                                                  _____________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates . . . . . .                               94,143

                                 Due to Distributor  . . . . . . . . . . . . . . . . . . .                                1,822

                                 Accrued expenses  . . . . . . . . . . . . . . . . . . . .                               61,430

                                                                                                                  _____________

                                                                                                                        157,395

                                                                                                                  _____________


NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $122,124,364

                                                                                                                  _____________



REPRESENTED BY:                  Paid-in capital . . . . . . . . . . . . . . . . . . . . .                         $114,704,617

                                 Accumulated net realized gain (loss) on investments . . .                              308,882

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 4  . . . . . . . . . . . . . . . .                            7,110,865

                                                                                                                  _____________

NET ASSETS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $122,124,364

                                                                                                                  _____________



SHARES OUTSTANDING

(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST AUTHORIZED) . . . . . .                           10,784,377


NET ASSET VALUE, offering and redemption price per share--Note 3(d). . . . . . . . . . . .                               $11.32

                                                                                                                        _______




                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
INCOME                           Interest Income . . . . . . . . . . . . . . . . .                                 $6,700,807

EXPENSES:                        Management fee--Note 3(a) . . . . . . . . . . . .          $   759,077

                                 Shareholder servicing costs--Note 3(b)  . . . . .              383,068

                                 Professional fees . . . . . . . . . . . . . . . .               45,672

                                 Trustees' fees and expenses--Note 3(c)  . . . . .               36,620

                                 Registration fees . . . . . . . . . . . . . . . .               17,442

                                 Prospectus and shareholders' reports--Note 3(b) .               15,814

                                 Custodian fees  . . . . . . . . . . . . . . . . .               13,091

                                 Loan commitment fees--Note 2  . . . . . . . . . .                1,161

                                 Miscellaneous . . . . . . . . . . . . . . . . . .               15,339

                                                                                            ___________

                                    Total Expenses . . . . . . . . . . . . . . . .            1,287,284

                                 Less--reimbursement of prospectus costs--Note 3(b)  .           (1,579)

                                                                                            ___________

                                    Net Expenses . . . . . . . . . . . . . . . . .                                  1,285,705

                                                                                                                  ___________


INVESTMENT INCOME--NET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  5,415,102

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:

                                 Net realized gain (loss) on investments . . . . .           $1,511,337

                                 Net unrealized appreciation (depreciation)
                                    on investments . . . . . . . . . . . . . . . .             (230,294)

                                                                                            ___________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS . . . . . . . . . . . . . .                                  1,281,043

                                                                                                                  ___________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS . . . . . . . . . . . . . . .                                 $6,696,145

                                                                                                                  ___________


                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended   Year Ended

                                                                                       December 31, 1998     December 31, 1997
                                                                                        _________________    _________________
OPERATIONS:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      $   5,415,102        $   6,137,142

   Net realized gain (loss) on investments . . . . . . . . . . . . . . . . . . . . .          1,511,337            1,738,375

   Net unrealized appreciation (depreciation) on investments . . . . . . . . . . . .           (230,294)           1,772,442

                                                                                          _____________        _____________

       Net Increase (Decrease) in Net Assets Resulting from Operations . . . . . . .          6,696,145            9,647,959

                                                                                          _____________        _____________


DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (5,415,102)          (6,137,142)

   Net realized gain on investments  . . . . . . . . . . . . . . . . . . . . . . . .         (1,743,200)          (1,483,996)

                                                                                          _____________        _____________

       Total Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (7,158,302)          (7,621,138)

                                                                                          _____________        _____________

BENEFICIAL INTEREST TRANSACTIONS:

   Net proceeds from shares sold . . . . . . . . . . . . . . . . . . . . . . . . . .          8,985,439           11,403,371

   Dividends reinvested  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,818,825            5,088,496

   Cost of shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (27,040,030)         (25,533,191)

                                                                                          _____________        _____________

       Increase (Decrease) in Net Assets from Beneficial Interest Transactions . . .        (13,235,766)          (9,041,324)

                                                                                          _____________        _____________

          Total Increase (Decrease) in Net Assets  . . . . . . . . . . . . . . . . .        (13,697,923)          (7,014,503)


NET ASSETS:

   Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        135,822,287          142,836,790

                                                                                          _____________        _____________

   End of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $122,124,364         $135,822,287
                                                                                          _____________        _____________


                                                                                              Shares               Shares

                                                                                          _____________        _____________

CAPITAL SHARE TRANSACTIONS:

   Shares sold   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            789,248            1,022,421

   Shares issued for dividends reinvested  . . . . . . . . . . . . . . . . . . . . .            424,000              454,542

   Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (2,375,683)          (2,293,385)

                                                                                          _____________        _____________

       Net Increase (Decrease) in Shares Outstanding . . . . . . . . . . . . . . . .         (1,162,435)            (816,422)

                                                                                          _____________        _____________

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                     Year Ended December 31,
                                                                   ____________________________________________________________

PER SHARE DATA:                                             1998           1997           1996           1995         1994
                                                           ______         ______         ______         ______        ______
   Net asset value, beginning of period  . . . . . .       $11.37         $11.19         $11.68         $10.66        $12.04
                                                           ______         ______         ______         ______        ______

   Investment Operations:

   Investment income--net  . . . . . . . . . . . . .          .49            .50            .54            .59           .60

   Net realized and unrealized gain (loss)
     on investments  . . . . . . . . . . . . . . . .          .11            .30           (.31)          1.02         (1.39)
                                                           ______         ______         ______         ______        ______

   TOTAL FROM INVESTMENT OPERATIONS  . . . . . . . .          .60            .80            .23           1.61          (.79)
                                                           ______         ______         ______         ______        ______

   Distributions:

   Dividends from investment income--net . . . . . .         (.49)          (.50)          (.54)          (.59)         (.59)

   Dividends from net realized gain on investments .         (.16)          (.12)          (.18)          --            --
                                                           ______         ______         ______         ______        ______

   TOTAL DISTRIBUTIONS . . . . . . . . . . . . . . .         (.65)          (.62)          (.72)          (.59)        (.59)
                                                           ______         ______         ______         ______        ______

   Net asset value, end of period  . . . . . . . . .       $11.32         $11.37         $11.19         $11.68        $10.66
                                                           ______         ______         ______         ______        ______

TOTAL INVESTMENT RETURN. . . . . . . . . . . . . . .         5.38%          7.41%          2.12%         15.38%        (6.62%)

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets . . . . . .       1.02%           .99%          1.02%           .99%          .98%

   Ratio of net investment income
     to average net assets . . . . . . . . . . . . .         4.28%           4.47%          4.78%          5.20%        5.31%

   Decrease reflected in above expense ratios
     due to undertakings by the Manager  . . . . . .           --             --             --             --           .01%

   Portfolio Turnover Rate   . . . . . . . . . . . .        44.69%         116.40%         84.24%         31.13%       12.79%

   Net Assets, end of period (000's Omitted)   . . .     $122,124        $135,822       $142,837       $157,317     $151,696

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus New York Insured Tax Exempt Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal, New York State and New York City income taxes as is consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  Fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1998, the Fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, commitment fees, interest on borrowings and extraordinary expenses of the Fund, exceed 1 1/2% of the value of the Fund's average daily net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended December 31, 1998, there was no expense reimbursement pursuant to the Agreement.

  (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service
Agents   (a   securities   dealer,   financial  institution  or  other  industry
professional) for distributing the Fund' s shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, or any affiliate (collectively, " Dreyfus") for advertising and marketing relating to the Fund and Servicing, at an aggregate annual rate of .25 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts to be paid to Service Agents to which it will make payments and the basis on which such payments are made. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or
 . 005 of 1% of the value of the Fund's average daily net assets for any full year. During the period ended December 31, 1998, $317,861 was charged to the Fund pursuant to the Plan, of which $1,579 was reimbursed by the Manager.

  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1998, the Fund was charged $44,907 pursuant to the transfer agency agreement.

  (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

(D) A 1% redemption fee is charged and retained by the Fund on shares redeemed within fifteen days of their issuance, including redemptions made through the use of the Fund Exchange privilege.


DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--SECURITIES TRANSACTIONS:

  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1998
amounted    to    $55,057,097    and    $68,246,503,    respectively.

  At December 31, 1998, accumulated net unrealized appreciation on investments was $7,110,865, consisting of $7,300,059 gross unrealized appreciation and $189,194 gross unrealized depreciation.

  At December 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND
-----------------------------------------------------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS NEW YORK INSURED TAX EXEMPT BOND FUND

  We have audited the accompanying statement of assets and liabilities of Dreyfus New York Insured Tax Exempt Bond Fund, including the statement of investments, as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus New York Insured Tax Exempt Bond Fund at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

February 1, 1999

IMPORTANT TAX INFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 1998:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for residents of New York, New York State and New York City personal income taxes), and

  --the Fund hereby designates $.0222 per share as a long-term capital gain distribution of the $.1099 per share paid on December 8, 1998 and also designates $.0184 per share as a long-term capital gain distribution of the $.0510 per share paid on July 7, 1998.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gains distributions paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


                                   [reg.tm logo]

                                   (reg.tm)

DREYFUS NEW YORK INSURED

TAX EXEMPT BOND FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

The Bank of New York

90 Washington Street

New York, NY 10286

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940







Printed in U.S.A.                                             577AR9812

New York Insured

Tax Exempt

Bond Fund

Annual Report

December 31, 1998